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                                                                   EXHIBIT 10.10

                    WHITTAKER CORPORATION PARTNERSHIP PLAN

                               PLAN AMENDMENT II



       WHEREAS, Whittaker Corporation (hereafter the "Employer"), a Delaware corporation, maintains the Whittaker Corporation Partnership Plan as amended and restated effective November 1, 1994 (hereafter, the "Plan"); and

       WHEREAS, the Plan was amended by Plan Amendment No. I, effective as of the dates provided therein; and

       WHEREAS, pursuant to Article IX of the Plan, the Employer may amend the Plan from time to time; and

       WHEREAS, the Employer's Board of Directors wishes to amend the Plan; and

       WHEREAS, the Employer intends that all amendments described below be deemed effective as of January 1, 1998 or such earlier date as provided herein.

       RESOLVED, that the Plan be amended, effective as the dates provided herein, as follows:

       1. Effective July 1, 1996, Section 2.02 shall be amended in its entirety as follows:

            2.02 PERIOD OF ELIGIBILITY SERVICE. Through June 30, 1996, a Period of Eligibility Service shall mean a period of ninety (90) Days of Service commencing on an Employee's date of employment. Effective July 1, 1996, no Period of Eligibility Service shall be required.

       2. Effective January 1, 1998, the last paragraph of Section 3.01, as added by Plan Amendment No. I, shall be amended in its entirety as follows:

            Effective January 1, 1998, any Eligible Employee shall be eligible to participate in the Plan on the first day of the calendar month immediately following the commencement of the Eligible Employee's employment.
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       3.   Effective January 1, 1997, Section 6.02 shall be amended to add the following paragraph (e):

            (e) Notwithstanding anything to the contrary above, the interest in the Employer Profit Sharing Account of each Participant who was employed during 1997 by Whittaker Electronics Systems or Whittaker Safety Systems, each a division of the Employer, and whose employment was terminated by the Employer other than for cause, shall be one hundred percent (100%) vested and nonforfeitable as of the date of the Participant's termination of employment.

     IN WITNESS WHEREOF, this Plan Amendment II has been adopted and approved as of December 12, 1997.


                                    WHITTAKER CORPORATION


                                    By: /s/ Joseph F. Alibrandi
                                        --------------------------------------
                                         Joseph F. Alibrandi
                                         President and Chief Executive Officer


                                    By: /s/ Lynne M. O. Brickner
                                        --------------------------------------
                                         Lynne M. O. Brickner
                                         Vice President and General Counsel

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